UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2016

Date of reporting period:	August 1, 2015 — January 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSDTX

Putnam Short Duration Income Fund

Semiannual report 1|31|16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Duration
Income Fund

Semiannual report
1 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Putnam Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In markets around the world, 2016 began with a sharp downturn, driven mainly by fears of weak global growth. Equity and fixed-income markets are again showing some of the negative trends seen during late summer of 2015. Generally speaking, only high-quality bonds appear to be weathering the storm. Of course, as in any downturn, attractive valuation opportunities may be emerging.

While economic growth may be muted in many parts of the world, notably in China and in emerging markets, the U.S. economy appears to be among the more resilient. The unemployment rate has fallen below 5%, with some signs of moderate wage growth and solid housing market conditions. Low energy prices, while a negative for energy companies, mean more money in consumers’ pockets, helping to buoy consumption. Moreover, divergent economic policies among central banks around the globe may create potential opportunities for capturing growth.

Although no one can predict where markets will head going forward, Putnam’s experienced portfolio managers are actively seeking fundamental insights to maneuver in all types of conditions, relying on a proprietary global research framework to help guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended January 31, 2016, as well as an outlook for the coming months.

For questions on market turbulence, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Putnam Short Duration Income Fund

A conservative approach to seeking income

Putnam Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not necessarily available in other conservative investment options. Because the fund is not a money market fund, the managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

The fund's management team has an average of more than 20 years of experience.

Michael V. Salm
Investing since 1989

Joanne M. Driscoll, CFA
Investing since 1992

A broader range of income opportunities

The fund can invest in a wider range of securities than is available to money market funds.

Sectors available for investment	Money market funds	Putnam Short Duration Income Fund
Yankee/Eurodollar bonds	✓	✓
Certificates of deposit, commercial paper, time deposits	✓	✓
Agency-backed commercial paper	✓	✓
Repurchase agreements	✓	✓
Bankers' acceptances	✓	✓
U.S. government securities	✓	✓
Asset-backed securities		✓
Investment-grade corporates		✓
Mortgage-backed securities		✓
Commercial mortgage-backed securities		✓
Sovereign debt		✓
Derivatives		✓
Private placements and Rule 144A		✓

Investors should be aware of the differences between Putnam Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund's fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

2 Short Duration Income Fund

Short Duration Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See pages 5 and 11–12 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower.

* Returns for the six-month period are not annualized, but cumulative.

4	Short Duration Income Fund

Interview with your fund’s portfolio managers

What was the short-term bond market environment like during the six months ended January 31, 2016?

Joanne: It was an eventful and challenging period overall. Within this environment, the fund performed in line with its benchmark.

A major development during the period was the Federal Reserve’s first hike in its target for short-term interest rates in nearly a decade. Although the increase was anticipated, the timing of the change generated considerable speculation until the Fed’s official announcement on December 16, 2015.

In anticipation of the central bank’s policy shift, three-month Libor — the London Interbank Offered Rate — rose sharply from late October until it peaked in early January. Libor is a widely used benchmark for short-term lending among banks, and historically has risen before the federal funds rate moves higher. During the period, Libor more than doubled from 0.30% at the beginning of August to 0.62% at the end of January.

Amid an environment of increasing risk aversion on the part of investors, credit spreads for corporate bonds with maturities of one to three years rose as prices fell. Credit spreads are the yield advantage bonds with credit risk offer over comparable-maturity U.S. Treasuries. Energy and commodity-related securities performed the worst, reflecting continued concern about slowing

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/16. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

Short Duration Income Fund	5

growth in China and oil prices that dropped to about $33 per barrel by period-end.

Credit market liquidity was challenged in December, partly due to developments with Third Avenue Focused Credit Fund, a high-risk high-yield fund that suspended shareholder redemptions and ultimately shut down. While the Third Avenue fund was a distressed high-yield strategy and Putnam Short Duration Income Fund is not, the event sparked liquidity fears that spread across the market. In response to these events, we held extra cash going into the end of 2015, as a defensive measure to help ensure liquidity in a constrained environment.

Before we talk about the fund’s performance, would you review how you manage risk?

Joanne: We seek to limit the fund’s sensitivity to interest-rate movements by generally keeping the portfolio’s duration at or less than one year. In fact, during the period, we maintained the fund’s duration at 0.2 on average. We seek to control the fund’s credit risk by pursuing only investment-grade securities and avoiding concentrated exposures to individual issuers. Lastly, we utilize high-quality commercial paper and other money market-eligible securities for liquidity purposes — as well as a temporary repository for cash that will be invested in ultrashort bonds.

Turning to you, Mike, would you tell us about the factors that influenced the fund’s relative performance during the six-month reporting period?

Despite the rise in three-month Libor during the period, the fund’s interest-rate sensitivity was kept in check by our short duration positioning and our net asset value [NAV] was not materially affected. In addition, we kept

Allocations are shown as a percentage of the fund’s net assets as of 1/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Short Duration Income Fund

a majority of the fund’s assets in floating-rate securities, the coupons of which adjust to changes in three-month Libor, which also helped dampen the fund’s overall rate sensitivity. That said, the fund’s NAV was slightly hampered by rising one- to three-year credit spreads.

From a sector perspective, our allocation to banks and other types of financial companies accounted for 50% of the portfolio and was the biggest relative contributor. We continued to favor specific issuers in this sector because we believed they offered better relative value and risk/reward profiles than those in other corporate bond categories. We remained focused on U.S. dollar-denominated bonds issued by diversified global institutions that, in our estimation, have demonstrated the greatest progress toward increasing their liquidity and capital positions.

Holdings of real estate investment trusts [REITs] also aided the fund’s relative return. We had roughly 5% of the portfolio allocated to high-quality, well-collateralized REITs, down from about 6% at the beginning of the period and 10% one year ago. We continue to like REITs, but a number of the REITs we held either matured or were called away during the period. Newly issued REITs typically carry 10-year maturities, which are too long for inclusion in the portfolio, particularly given their fixed dividend rates.

On the downside, positions in metals/mining and automotive hampered the fund’s relative

Credit qualities are shown as a percentage of net assets as of 1/31/16. A bond rated BBB or higher (A-3/SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash and derivatives and may show a negative market value percentage as a result of the timing of trade date versus settlement date transactions. The fund itself has not been rated by an independent rating agency.

Short Duration Income Fund	7

performance. The metals/mining sector came under pressure as prices for oil, iron ore, copper, and other commodities sharply declined. The allocation, at less than 1% of the fund, was a modest detractor. The automotive sector was negatively affected by news that Volkswagen sought to circumvent emissions tests on diesel-powered models sold in the United States. Market participants were initially concerned that the issue might spread beyond Volkswagen, but that did not occur.

How was the fund positioned in terms of maturity, credit quality, and market sectors?

Mike: We continued to target opportunities in securities with maturities of up to three years or those with marginally lower credit quality. We sought to mitigate these risks by counterbalancing them. Specifically, the Baa-rated securities that we owned — which provided the fund with higher yields, given their greater credit risk — were generally shorter-maturity bonds, so they entailed relatively little interest-rate risk. Likewise, the higher-rated securities in the portfolio typically carried somewhat longer maturities. In our view, this balanced approach allowed us to add incremental income potential without significantly increasing the portfolio’s risk profile.

As for sector positioning, at period-end about 91% of the portfolio was invested in corporate bonds, the majority of which were issued by financial institutions. Roughly three-quarters of our corporate holdings were of the floating-rate variety. The coupons on these positions adjusted higher in step with Libor, helping to increase the amount of income generated by the portfolio.

Elsewhere, 8% of the fund was invested in securitized sectors, such as asset-backed securities, collateralized mortgage

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Short Duration Income Fund

obligations, and commercial mortgage-backed securities. Our holdings in this area of the market aided the fund’s relative performance due to their higher yields. The balance of the portfolio was in commercial paper/money market securities.

What is your outlook for the coming months?

Mike: We believe U.S. gross domestic product may continue to grow at a rate closer to 1.75% to 2% over the next year. Additionally, we expect that the Fed will continue to raise the federal funds rate in 2016 if economic data indicate that it is appropriate to continue normalizing monetary policy. However, we believe that these increases will likely occur at a slower pace than in past recoveries and the magnitude of tightening will depend on factors such as employment levels, inflation, oil prices, U.S. dollar strength, and financial market volatility.

How do you plan to position the fund in light of this outlook?

Joanne: We plan to maintain the fund’s conservative duration positioning, while keeping the portfolio broadly diversified. Following the volatility during the period that resulted in higher yields over Treasuries for bonds carrying credit risk, we think the valuations of many A-rated corporate floating-rate notes with maturities of two to three years look attractive. As a result, we will look to selectively add positions in that part of the market. That said, given the potential for continued periods of market turbulence fueled by macroeconomic developments, we expect to trim holdings that could exhibit volatility that we believe would be inconsistent with the fund’s conservative strategy. Moreover, we will maintain a consistent portfolio construction process regardless of market volatility, as we did over the past six months.

Thanks to you both for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. She joined Putnam in 1995 and has been in the investment industry since 1992.

Short Duration Income Fund	9

IN THE NEWS

The world may be awash in more oil than previously thought — and low oil prices may remain with us for the near term, according to the International Energy Agency (IEA). In January, the per-barrel price of crude dropped below $30, hitting a 12-year low. As Organization of Petroleum Exporting Countries (OPEC) members Iran and Iraq boost oil production and global demand growth slows, supply may exceed consumption by an average of 1.75 million barrels a day in the first six months of 2016, compared with the IEA’s estimate in January of 1.5 million barrels per day. The excess in supply could swell even further if OPEC adds output, the Paris-based IEA noted in its February market report. In January, Iran ramped up oil production following the removal of international oil sanctions, Iraqi volumes notched a record high, and Saudi Arabia, OPEC’s largest producer, “turned up the taps,” the IEA said. For 2016, the IEA has lowered its global oil demand estimates by 100,000 barrels per day, leaving the level of growth for this year unchanged at 1.2 million barrels per day.

10	Short Duration Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/16

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(10/17/11)

Life of fund	2.31%	0.59%	0.59%	2.09%	0.59%	2.94%	2.84%
Annual average	0.53	0.14	0.14	0.48	0.14	0.68	0.65

3 years	1.28	0.11	0.11	1.23	0.11	1.69	1.59
Annual average	0.43	0.04	0.04	0.41	0.04	0.56	0.53

1 year	0.19	–0.10	–0.10	0.24	–0.10	0.39	0.29

6 months	0.07	–0.12	–0.12	0.15	–0.12	0.23	0.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of these share classes generally carry an initial sales charge or a contingent deferred sales charge. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/16

BofA Merrill Lynch U.S.
Treasury Bill Index

Life of fund	0.39%
Annual average	0.09

3 years	0.25
Annual average	0.08

1 year	0.09

6 months	0.07

Index results should be compared with fund performance at net asset value.

Short Duration Income Fund	11

Fund price and distribution information For the six-month period ended 1/31/16

Distributions	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Number	6	6	6	6	6	6	6

Income	$0.025683	$0.006338	$0.006333	$0.023217	$0.006337	$0.030802	$0.030697

Capital gains

Long-term gains	0.001800	0.001800	0.001800	0.001800	0.001800	0.001800	0.001800

Short-term gains	—	—	—	—	—	—	—

Total	$0.027483	$0.008138	$0.008133	$0.025017	$0.008137	$0.032602	$0.032497

Share value at net asset value

7/31/15	$10.03	$10.02	$10.02	$10.02	$10.02	$10.04	$10.04

1/31/16	10.01	10.00	10.00	10.01	10.00	10.03	10.02

Current rate (end of period)

Current dividend rate[1]	0.66%	0.26%	0.26%	0.61%	0.26%	0.77%	0.76%

Current 30-day SEC yield
(with expense limitation)[2,3]	0.87	0.48	0.48	0.82	0.47	0.98	0.97

Current 30-day SEC yield
(without expense limitation)[3]	0.72	0.33	0.34	0.67	0.33	0.83	0.82

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For the period, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/15

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(10/17/11)

Life of fund	2.35%	0.57%	0.56%	2.04%	0.67%	2.87%	2.88%
Annual average	0.55	0.13	0.13	0.48	0.16	0.68	0.68

3 years	1.37	0.09	0.09	1.22	0.19	1.67	1.68
Annual average	0.45	0.03	0.03	0.40	0.06	0.55	0.56

1 year	0.27	-0.12	-0.12	0.22	-0.02	0.37	0.37

6 months	0.06	–0.14	-0.14	0.03	-0.04	0.11	0.21

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12	Short Duration Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Net expenses for the fiscal year
ended 7/31/15*	0.40%	0.80%	0.80%	0.45%	0.80%	0.29%	0.30%

Total annual operating expenses
for the fiscal year ended 7/31/15	0.54%	0.94%	0.94%	0.59%	0.94%	0.43%	0.44%

Annualized expense ratio for the
six-month period ended 1/31/16	0.40%	0.79%†	0.79%†	0.45%	0.78%†	0.29%	0.30%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/16.

† Reflects a voluntary waiver of certain fund expenses.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/15 to 1/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$2.01	$3.97	$3.97	$2.26	$3.92	$1.46	$1.51

Ending value (after expenses)	$1,000.70	$998.80	$998.80	$1,001.50	$998.80	$1,002.30	$1,001.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Short Duration Income Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/16, use the following calculation method. To find the value of your investment on 8/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$2.03	$4.01	$4.01	$2.29	$3.96	$1.48	$1.53

Ending value (after expenses)	$1,023.13	$1,021.17	$1,021.17	$1,022.87	$1,021.22	$1,023.68	$1,023.63

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Short Duration Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class M shares are not subject to an initial sales charge or a CDSC. Exchange of your fund’s class M shares into another Putnam fund may involve an initial sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Short Duration Income Fund	15

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2016, Putnam employees had approximately $463,000,000 and the Trustees had approximately $124,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Short Duration Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Duration Income Fund	17

The fund’s portfolio 1/31/16 (Unaudited)

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.9%)*	rate (%)	date	amount	Value

Banking (37.6%)
Abbey National Treasury Services PLC/Stamford,
CT company guaranty sr. unsec. unsub. FRN
(United Kingdom)	1.013	9/29/17	$9,565,000	$9,503,105

Abbey National Treasury Services PLC/United
Kingdom company guaranty sr. unsec. unsub. FRN
Ser. GMTN (United Kingdom)	1.232	8/24/18	7,000,000	6,981,303

ABN Amro Bank NV 144A sr. unsec.
FRN (Netherlands)	1.421	10/28/16	350,000	350,765

Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. unsub. FRN (Australia)	1.112	11/16/18	10,000,000	9,999,080

Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. unsub. FRN (Australia)	1.060	1/16/18	10,000,000	9,978,630

Bank of America Corp. unsec. sub. FRN	0.692	8/15/16	3,873,000	3,863,197

Bank of America, NA unsec. sub. FRN Ser. BKNT	0.812	6/15/17	14,500,000	14,361,598

Bank of Montreal sr. unsec. unsub. FRN (Canada)	0.977	4/10/18	3,000,000	2,981,328

Bank of Montreal sr. unsec. unsub. FRN
Ser. MTN (Canada)	1.228	7/31/18	15,000,000	14,951,850

Bank of New York Mellon Corp. (The) sr.
unsec. unsub. FRN	0.758	5/22/18	7,505,000	7,452,465

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. FRN Ser. 1	0.892	3/6/18	4,062,000	4,058,852

Bank of Nova Scotia (The) sr. unsec. unsub.
FRN (Canada)	1.452	1/15/19	5,000,000	4,994,280

Bank of Nova Scotia (The) sr. unsec. unsub.
FRN (Canada)	0.962	6/11/18	10,000,000	9,979,950

Bank of Nova Scotia (The) sr. unsec. unsub.
FRN (Canada)	0.927	4/11/17	10,000,000	9,989,330

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr.
unsec. unsub. FRN (Japan)	1.087	9/9/16	4,300,000	4,302,292

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr.
unsec. unsub. FRN (Japan)	1.002	3/5/18	5,000,000	4,971,200

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr.
unsec. unsub. FRN (Japan)	0.772	9/8/17	5,000,000	4,971,870

Banque Federative du Credit Mutuel SA 144A sr.
unsec. unsub. FRN (France)	1.474	1/20/17	17,850,000	17,902,390

Banque Federative du Credit Mutuel SA 144A sr.
unsec. unsub. FRN (France)	1.471	10/28/16	4,570,000	4,578,299

Barclays Bank PLC sr. unsec. unsub. FRN
(United Kingdom)	0.944	2/17/17	12,100,000	12,093,006

Barclays Bank PLC sr. unsec. unsub. FRN Ser. MTN
(United Kingdom)	1.017	12/9/16	9,385,000	9,379,998

BNP Paribas SA company guaranty sr. unsec. unsub.
FRN Ser. MTN (France)	1.006	3/17/17	12,553,000	12,547,452

BNP Paribas SA company guaranty sr. unsec. unsub.
FRN Ser. MTN (France)	0.804	5/7/17	2,403,000	2,401,210

BPCE SA company guaranty sr. unsec. FRN
Ser. MTN (France)	1.191	2/10/17	10,175,000	10,197,741

BPCE SA company guaranty sr. unsec. unsub. FRB
Ser. MTN (France)	1.203	6/23/17	13,000,000	12,959,349

18	Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.9%)* cont.	rate (%)	date	amount	Value

Banking cont.
Branch Banking & Trust Co. sr. unsec. FRN	0.844	12/1/16	$2,000,000	$1,998,546

Branch Banking & Trust Co. unsec. sub. FRN	0.822	9/13/16	15,795,000	15,764,911

Branch Banking & Trust Co. unsec. sub.
FRN Ser. BKNT	0.678	5/23/17	3,450,000	3,430,911

Canadian Imperial Bank of Commerce sr. unsec.
unsub. FRN Ser. EMTN (Canada)	0.553	2/21/17	4,200,000	4,187,862

Capital One NA/Mclean VA sr. unsec. FRN	1.514	8/17/18	8,000,000	8,050,736

Capital One NA/Mclean VA sr. unsec. FRN Ser. BKNT	1.036	3/22/16	7,000,000	6,997,508

Capital One, NA sr. unsec. FRN Ser. BKNT	1.014	2/5/18	9,000,000	8,962,686

Citigroup, Inc. sr. unsec. FRN	1.082	11/24/17	5,145,000	5,125,732

Citigroup, Inc. unsec. sub. FRN	0.747	6/9/16	20,859,000	20,824,812

Commonwealth Bank of Australia 144A sr. unsec.
FRN (Australia)	0.732	9/8/17	7,000,000	6,972,049

Commonwealth Bank of Australia 144A sr. unsec.
unsub. FRN (Australia)	0.902	3/12/18	10,000,000	9,950,600

Commonwealth Bank of Australia/New York,
NY 144A sr. unsec. FRB	1.119	11/2/18	8,000,000	8,002,152

Credit Agricole SA/London 144A sr. unsec. FRN
(United Kingdom)	1.422	4/15/19	18,520,000	18,471,292

Credit Suisse AG/New York, NY sr. unsec. FRN	1.308	1/29/18	14,860,000	14,813,013

Credit Suisse AG/New York, NY sr. unsec. FRN	1.301	4/27/18	10,600,000	10,548,187

Danske Bank A/S 144A sr. unsec. unsub.
notes (Denmark)	3.875	4/14/16	24,470,000	24,604,414

Fifth Third Bancorp unsec. sub. FRB	0.990	12/20/16	15,560,000	15,494,088

Firth Third Bank/Cincinnati, OH sr. unsec.
FRN Ser. MTN	1.280	8/20/18	10,000,000	10,001,220

HBOS PLC unsec. sub. FRN Ser. EMTN
(United Kingdom)	1.303	9/30/16	15,035,000	14,963,433

HBOS PLC unsec. sub. FRN Ser. EMTN
(United Kingdom)	1.152	9/6/17	8,830,000	8,761,684

HSBC Finance Corp. sr. unsec. unsub. FRN	0.844	6/1/16	16,851,000	16,837,974

HSBC USA, Inc. sr. unsec. unsub. FRN	1.474	9/24/18	440,000	440,118

HSBC USA, Inc. sr. unsec. unsub. FRN	1.114	8/7/18	8,000,000	7,975,768

Huntington National Bank (The) sr. unsec. unsub. FRN	1.044	4/24/17	24,725,000	24,609,930

ING Bank NV 144A sr. unsec. FRN (Netherlands)	1.144	8/17/18	7,000,000	7,013,454

ING Bank NV 144A sr. unsec. notes (Netherlands)	1.375	3/7/16	1,450,000	1,451,141

ING Bank NV 144A unsec. FRN (Netherlands)	1.068	3/16/18	14,500,000	14,454,876

JPMorgan Chase & Co. sr. unsec. FRN Ser. MTN	0.924	3/1/18	5,000,000	4,960,775

JPMorgan Chase & Co. sr. unsec. unsub. FRN	1.519	1/25/18	977,000	977,448

JPMorgan Chase Bank, NA unsec. sub. FRN	0.832	6/13/16	19,811,000	19,795,884

KeyBank NA/Cleveland, OH sr. unsec. FRN	0.883	11/25/16	3,000,000	2,996,901

KeyBank NA/Cleveland, OH unsec. sub.
notes Ser. MTN	5.450	3/3/16	16,748,000	16,825,744

Manufacturers & Traders Trust Co. sr. unsec. FRB	0.991	1/30/17	5,000,000	4,988,835

Manufacturers & Traders Trust Co. sr. unsec.
FRN Ser. BKNT	0.919	7/25/17	6,000,000	5,965,920

Merrill Lynch & Co., Inc. unsec. sub. FRN	0.879	5/2/17	7,282,000	7,208,758

Short Duration Income Fund	19

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.9%)* cont.	rate (%)	date	amount	Value

Banking cont.
Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN (Japan)	1.243	3/26/18	$9,000,000	$8,959,518

Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN (Japan)	1.053	9/25/17	3,000,000	2,980,230

Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN (Japan)	1.050	4/16/17	11,000,000	10,964,283

National Australia Bank, Ltd. 144A sr. unsec. unsub.
FRN (Australia)	1.404	1/14/19	10,000,000	10,000,190

National Australia Bank, Ltd. 144A sr. unsec. unsub.
FRN (Australia)	1.259	7/23/18	10,000,000	9,997,670

National Bank of Canada sr. unsec. FRN
Ser. BKNT (Canada)	1.342	12/14/18	10,000,000	9,973,630

National City Bank/Cleveland, OH unsec. sub.
FRN Ser. BKNT	0.862	12/15/16	6,039,000	6,018,673

National City Bank/Cleveland, OH unsec. sub.
FRN Ser. BKNT	0.822	6/7/17	10,590,000	10,523,738

Nordea Bank AB 144A sr. unsec. unsub.
FRN (Sweden)	1.366	9/17/18	10,000,000	10,022,280

Nordea Bank AB 144A sr. unsec. unsub.
FRN (Sweden)	0.972	4/4/17	7,000,000	6,980,281

PNC Bank NA sr. unsec. FRN Ser. MTN	0.834	6/1/18	5,000,000	4,976,045

Royal Bank of Canada sr. unsec. unsub. FRN (Canada)	1.187	12/10/18	10,000,000	10,001,550

Royal Bank of Canada sr. unsec. unsub. FRN
Ser. GMTN (Canada)	1.158	7/30/18	10,000,000	9,973,090

Royal Bank of Scotland Group PLC sr. unsec. unsub.
FRB (United Kingdom)	1.543	3/31/17	11,575,000	11,526,674

Santander Bank, NA sr. unsec. FRN	1.551	1/12/18	5,000,000	4,944,445

Societe Generale SA company guaranty sr. unsec.
unsub. FRN (France)	1.692	10/1/18	13,675,000	13,776,113

Societe Generale SA 144A unsec. sub. notes (France)	5.750	4/20/16	7,131,000	7,186,622

Standard Chartered PLC 144A sr. unsec. notes
(United Kingdom)	3.200	5/12/16	23,975,000	24,102,523

Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. unsub. FRB (Japan)	1.200	1/16/18	6,000,000	5,970,888

Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. unsub. FRB (Japan)	1.051	1/10/17	6,000,000	5,987,646

Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. unsub. FRN Ser. GMTN (Japan)	1.359	7/23/18	8,000,000	7,978,512

Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. unsub. FRN Ser. GMTN (Japan)	0.941	7/11/17	5,000,000	4,970,855

Suncorp-Metway, Ltd. 144A sr. unsec. unsub.
FRN (Australia)	1.303	3/28/17	15,250,000	15,241,201

SunTrust Bank/Atlanta, GA sr. unsec. FRN Ser. BKNT	0.802	2/15/17	17,020,000	16,942,338

Toronto-Dominion Bank (The) sr. unsec. FRN
Ser. GMTN (Canada)	1.159	7/23/18	10,000,000	9,954,070

Toronto-Dominion Bank (The) sr. unsec. unsub.
FRN (Canada)	0.569	5/2/17	3,000,000	2,992,221

Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN (Canada)	0.802	3/13/18	10,000,000	9,917,360

U.S. Bancorp jr. unsec. sub. notes	3.442	2/1/16	3,500,000	3,500,000

20	Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.9%)* cont.	rate (%)	date	amount	Value

Banking cont.
U.S. Bancorp sr. unsec. unsub. FRN Ser. MTN	0.852	11/15/18	$10,000,000	$9,968,600

U.S. Bank, NA/Cincinnati, OH sr. unsec.
FRN Ser. BKNT	0.692	9/11/17	10,000,000	9,980,150

Wachovia Corp. unsec. sub. FRN	0.992	10/15/16	16,218,000	16,173,206

Wells Fargo & Co. sr. unsec. unsub. FRN	1.249	4/23/18	3,000,000	2,992,074

Wells Fargo Bank, NA sr. unsec. FRN Ser. BKNT	1.358	1/22/18	6,000,000	6,007,056

Westpac Banking Corp. sr. unsec. unsub.
FRN (Australia)	1.118	11/23/18	10,000,000	9,998,630

Westpac Banking Corp. sr. unsec. unsub.
FRN (Australia)	0.823	5/25/18	8,000,000	7,938,480

Westpac Banking Corp. sr. unsec. unsub.
FRN (Australia)	0.784	12/1/17	7,000,000	6,971,482

				886,572,226
Basic materials (1.0%)
Glencore Funding, LLC 144A company guaranty sr.
unsec. unsub. FRN	1.680	4/16/18	4,000,000	3,261,344

Glencore Funding, LLC 144A company guaranty sr.
unsec. unsub. FRN	1.567	5/27/16	16,250,000	16,006,250

Monsanto Co. sr. unsec. unsub. FRN	0.544	11/7/16	3,425,000	3,411,478

				22,679,072
Capital goods (0.7%)
John Deere Capital Corp. sr. unsec. FRN Ser. MTN	0.732	12/15/17	10,000,000	9,955,830

John Deere Capital Corp. sr. unsec. unsub.
FRN Ser. MTN	0.910	1/16/18	6,000,000	5,973,666

				15,929,496
Communication services (2.4%)
AT&T, Inc. sr. unsec. unsub. FRN	1.317	11/27/18	10,000,000	9,997,540

British Telecommunications PLC sr. unsec. unsub.
notes (United Kingdom)	1.625	6/28/16	1,400,000	1,403,193

Deutsche Telekom International Finance BV company
guaranty sr. unsec. unsub. bonds (Netherlands)	5.750	3/23/16	15,250,000	15,355,134

Deutsche Telekom International Finance
BV 144A company guaranty sr. unsec. unsub.
notes (Netherlands)	3.125	4/11/16	5,700,000	5,721,780

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes	5.850	5/1/17	6,755,000	7,060,839

Verizon Communications, Inc. sr. unsec. unsub. FRN	2.042	9/15/16	6,500,000	6,541,288

Verizon Communications, Inc. sr. unsec. unsub. FRN	0.877	6/9/17	10,000,000	9,962,700

				56,042,474
Conglomerates (0.4%)
Siemens Financieringsmaatschappij NV 144A
company guaranty sr. unsec. FRN (Netherlands)	0.673	5/25/18	10,000,000	9,963,630

				9,963,630
Consumer cyclicals (5.1%)
Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	0.837	3/10/17	10,000,000	9,945,790

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	0.669	8/1/17	5,000,000	4,968,310

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN	1.022	12/6/17	15,000,000	14,772,960

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN	0.982	9/8/17	5,500,000	5,409,982

Short Duration Income Fund	21

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.9%)* cont.	rate (%)	date	amount	Value

Consumer cyclicals cont.
General Motors Financial Co., Inc. company guaranty
sr. unsec. notes	2.750	5/15/16	$9,832,000	$9,867,100

General Motors Financial Co., Inc. company guaranty
sr. unsec. unsub. FRN	1.977	4/10/18	905,000	895,984

Home Depot, Inc. (The) sr. unsec. unsub. FRN	0.882	9/15/17	9,000,000	9,017,253

Hutchison Whampoa International 14, Ltd. 144A
company guaranty sr. unsec. unsub. bonds
(Hong Kong)	1.625	10/31/17	2,500,000	2,496,750

Hyundai Capital Services, Inc. 144A sr. unsec. unsub.
FRN (South Korea)	1.333	3/18/17	3,000,000	2,997,420

Hyundai Capital Services, Inc. 144A sr. unsec. unsub.
notes (South Korea)	4.375	7/27/16	3,075,000	3,119,351

Lowe’s Cos., Inc. sr. unsec. unsub. FRN	1.102	9/14/18	2,000,000	2,003,468

Nissan Motor Acceptance Corp. 144A sr. unsec. FRN	0.972	3/3/17	7,900,000	7,883,355

Nissan Motor Acceptance Corp. 144A sr.
unsec. unsub. FRN	1.303	9/26/16	9,350,000	9,354,731

Toyota Motor Credit Corp. sr. unsec. unsub.
FRB Ser. GMTN	1.082	7/13/18	10,000,000	9,955,170

Toyota Motor Credit Corp. sr. unsec. unsub.
FRN Ser. MTN	1.010	1/17/19	2,105,000	2,086,352

Toyota Motor Credit Corp. sr. unsec. unsub.
FRN Ser. MTN	0.562	5/16/17	10,000,000	9,974,490

Walt Disney Co. (The) sr. unsec. unsub. FRN	0.940	1/8/19	15,000,000	14,995,800

				119,744,266
Consumer finance (1.9%)
American Express Bank FSB sr. unsec. unsub.
FRN Ser. BKNT	0.724	6/12/17	12,340,000	12,286,247

American Express Co. sr. unsec. unsub. FRN	0.968	5/22/18	5,250,000	5,215,728

American Express Credit Corp. sr. unsec. unsub.
FRN Ser. MTN	1.114	11/5/18	6,000,000	5,988,642

American Honda Finance Corp. sr. unsec. unsub.
FRN Ser. MTN	1.082	7/13/18	7,000,000	6,981,989

American Honda Finance Corp. sr. unsec. unsub.
FRN Ser. MTN	0.802	12/11/17	15,000,000	14,925,705

Capital One Bank USA NA sr. unsec. FRN	0.859	2/13/17	250,000	249,265

				45,647,576
Consumer staples (2.9%)
Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. FRN	0.811	1/27/17	4,465,000	4,448,538

ERAC USA Finance, LLC 144A company
guaranty sr. unsec.	1.400	4/15/16	8,171,000	8,173,835

Kroger Co. (The) sr. unsec. FRN	1.150	10/17/16	21,242,000	21,251,346

Mondelez International, Inc. sr. unsec. unsub. notes	4.125	2/9/16	5,984,000	5,987,267

PepsiCo, Inc. sr. unsec. unsub. FRN	0.972	10/13/17	10,000,000	10,002,660

Walgreens Boots Alliance, Inc. sr. unsec. unsub. FRN	0.814	5/18/16	17,900,000	17,883,568

				67,747,214

22	Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.9%)* cont.	rate (%)	date	amount	Value

Energy (1.2%)
BP Capital Markets PLC company guaranty sr. unsec.
unsub. FRN (United Kingdom)	0.691	2/10/17	$10,000,000	$9,970,690

Devon Energy Corp. sr. unsec. unsub. FRN	1.052	12/15/16	4,780,000	4,704,242

Shell International Finance BV company guaranty sr.
unsec. unsub. FRN (Netherlands)	0.921	11/10/18	15,000,000	14,954,385

				29,629,317
Financial (3.3%)
Berkshire Hathaway Finance Corp. company guaranty
sr. unsec. unsub. FRN	0.921	1/12/18	10,000,000	9,985,140

GE Capital International Funding Co. 144A company
guaranty sr. unsec. notes (Ireland)	0.964	4/15/16	1,615,000	1,615,748

General Electric Capital Corp. company guaranty sr.
unsec. FRN Ser. EMTN	0.770	6/20/16	7,000,000	6,994,082

General Electric Capital Corp. company guaranty sr.
unsec. unsub. FRN Ser. MTN	0.614	8/7/18	4,062,000	4,027,725

Goldman Sachs Group, Inc. (The) sr.
unsec. unsub. FRN	1.048	5/22/17	5,000,000	4,992,705

Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
FRN Ser. MTN	1.312	12/15/17	6,000,000	5,986,368

Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
FRN Ser. MTN	1.061	6/4/17	10,200,000	10,174,561

Morgan Stanley sr. unsec. unsub. FRB Ser. MTN	1.070	10/18/16	23,000,000	22,934,220

Royal Bank of Scotland PLC (The) company guaranty
sr. unsec. unsub. notes (United Kingdom)	4.375	3/16/16	10,500,000	10,543,470

				77,254,019
Health care (1.5%)
Amgen, Inc. sr. unsec. FRN	0.758	5/22/17	15,000,000	14,946,900

AstraZeneca PLC sr. unsec. unsub. FRN
(United Kingdom)	0.892	11/16/18	10,000,000	9,993,530

Bayer US Finance, LLC 144A company guaranty sr.
unsec. unsub. FRN	0.892	10/6/17	10,000,000	9,965,030

				34,905,460
Insurance (1.3%)
Jackson National Life Global Funding 144A sr. FRN	1.202	10/13/17	5,000,000	5,011,330

New York Life Global Funding 144A FRN	0.792	12/15/17	10,000,000	10,004,470

Principal Life Global Funding II 144A sr. FRN	0.938	12/1/17	10,000,000	9,998,970

Willis Group Holdings PLC company guaranty sr.
unsec. unsub. notes	4.125	3/15/16	5,000,000	5,015,215

				30,029,985
Investment banking/Brokerage (—%)
Macquarie Bank, Ltd. 144A sr. unsec. FRN (Australia)	1.384	3/24/17	625,000	623,610

				623,610
Real estate (3.3%)
AvalonBay Communities, Inc. sr. unsec. sub.
notes Ser. MTN R	5.750	9/15/16	3,771,000	3,873,187

DDR Corp. sr. unsec. unsub. notes R	9.625	3/15/16	6,925,000	6,991,854

HCP, Inc. sr. unsec. notes Ser. MTN R	6.300	9/15/16	2,360,000	2,428,650

HCP, Inc. sr. unsec. unsub. notes R	3.750	2/1/16	2,000,000	2,000,000

Kimco Realty Corp. sr. unsec. unsub. notes Ser. MTN R	5.783	3/15/16	23,635,000	23,763,054

Realty Income Corp. sr. unsec. notes R	5.950	9/15/16	10,000,000	10,275,810

Simon Property Group LP sr. unsec. unsub. notes R	5.250	12/1/16	4,921,000	5,036,343

Short Duration Income Fund	23

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.9%)* cont.	rate (%)	date	amount	Value

Real estate cont.
Welltower, Inc. sr. unsec. notes R	6.200	6/1/16	$3,910,000	$3,972,275

Welltower, Inc. sr. unsec. notes R	3.625	3/15/16	18,831,000	18,881,599

				77,222,772
Technology (1.1%)
Cisco Systems, Inc. sr. unsec. FRN	0.822	6/15/18	10,000,000	9,984,330

eBay, Inc. sr. unsec. unsub. FRN	0.821	7/28/17	7,000,000	6,915,888

QUALCOMM, Inc. sr. unsec. unsub. FRN	0.640	5/18/18	10,000,000	9,927,900

				26,828,118
Transportation (0.2%)
Continental Airlines, Inc. pass-through
certificates Ser. 97-4A	6.900	1/2/18	1,757,163	1,795,469

Kansas City Southern 144A company guaranty sr.
unsec. sub. FRN	1.321	10/28/16	4,000,000	3,957,148

				5,752,617
Utilities and power (4.0%)
Duke Energy Corp. sr. unsec. FRN	0.992	4/3/17	14,100,000	14,011,057

Duke Energy Progress, Inc. sr. mtge. FRN	0.652	3/6/17	5,000,000	4,982,845

Electricite de France (EDF) 144A sr. unsec. unsub.
FRN (France)	1.084	1/20/17	8,000,000	7,997,856

Enbridge, Inc. sr. unsec. unsub. FRN (Canada)	0.866	6/2/17	5,000,000	4,812,465

Exelon Corp. sr. unsec. unsub. notes	1.550	6/9/17	5,000,000	4,988,205

Georgia Power Co. sr. unsec. unsub. FRN	0.832	3/15/16	4,997,000	4,996,600

PPL WEM, Ltd./Western Power Distribution, Ltd.
144A sr. unsec. unsub. notes (United Kingdom)	3.900	5/1/16	20,000,000	20,092,740

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes	4.000	3/15/16	21,555,000	21,630,701

TransCanada PipeLines, Ltd. sr. unsec. unsub.
FRB (Canada)	1.283	6/30/16	7,100,000	7,103,664

Xcel Energy, Inc. sr. unsec. unsub. notes	1.200	6/1/17	5,000,000	4,978,510

				95,594,643

Total corporate bonds and notes (cost $1,606,813,642)				$1,602,166,495

		Maturity	Principal
COMMERCIAL PAPER (17.0%)*	Yield (%)	date	amount	Value

Albemarle Corp.	1.198	2/5/16	$17,800,000	$17,797,785

Assa Abloy Financial Services AB (Sweden)	0.750	2/18/16	10,000,000	9,997,294

Autonation, Inc.	0.950	2/1/16	20,000,000	19,998,958

Bacardi Corp. (Puerto Rico)	0.801	2/10/16	10,000,000	9,998,470

BASF SE (Germany)	0.702	6/21/16	12,500,000	12,469,200

Bell Canada (Canada)	0.710	2/12/16	8,000,000	7,998,644

Brookfield US Holdings, Inc.	0.870	2/8/16	10,000,000	9,998,553

Brookfield US Holdings, Inc.	0.880	2/4/16	10,000,000	9,999,157

CBS Corp.	0.670	2/25/16	4,000,000	3,998,509

Church & Dwight Co., Inc. 144A	0.770	2/3/16	10,000,000	9,999,400

Cox Enterprises, Inc.	0.901	2/1/16	10,000,000	9,999,646

Deutsche Telekom AG (Germany)	0.660	2/18/16	2,000,000	1,999,370

Entergy Corp.	0.950	2/12/16	10,000,000	9,997,488

ERP Operating, LP	0.921	2/1/16	8,500,000	8,499,699

24	Short Duration Income Fund

		Maturity	Principal
COMMERCIAL PAPER (17.0%)* cont.	Yield (%)	date	amount	Value

Experian Finance PLC (United Kingdom)	0.741	3/11/16	$1,550,000	$1,549,081

FMC Technologies, Inc.	0.851	2/11/16	9,750,000	9,748,373

FMC Technologies, Inc.	0.910	2/5/16	1,168,000	1,167,900

Ford Motor Credit Co., LLC	1.121	2/12/16	1,200,000	1,199,689

Hawaiian Electric Industries, Inc.	0.950	2/9/16	800,000	799,845

Hawaiian Electric Industries, Inc.	0.970	2/2/16	16,000,000	15,998,917

Humana Inc.	0.926	2/16/16	20,000,000	19,993,400

Hyundai Capital America (South Korea)	0.811	2/25/16	10,000,000	9,996,273

Hyundai Capital America (South Korea)	0.901	2/11/16	402,000	401,933

Kansas City Southern de Mexico SA de CV	0.880	2/1/16	16,000,000	15,999,167

Kellogg Co.	0.620	2/19/16	5,087,000	5,085,546

Marriott International, Inc./MD	0.861	3/8/16	10,000,000	9,994,518

Marriott International, Inc./MD	0.710	2/22/16	2,000,000	1,999,343

Marriott International, Inc./MD	0.600	2/2/16	6,250,000	6,249,702

Mohawk Industries, Inc.	0.710	2/25/16	9,500,000	9,496,459

Mohawk Industries, Inc.	0.600	2/5/16	6,500,000	6,499,444

NiSource Finance Corp.	0.870	2/4/16	6,700,000	6,699,513

NiSource Finance Corp.	0.870	2/1/16	14,500,000	14,499,486

SCANA Corp. 144A	1.001	2/17/16	14,000,000	13,995,101

Syngenta Wilmington Inc.	1.003	5/4/16	8,000,000	7,982,507

Syngenta Wilmington Inc. 144A	0.952	4/22/16	8,600,000	8,584,348

Tyco International Finance SA (Luxembourg)	0.851	2/19/16	10,000,000	9,997,142

UnitedHealth Group, Inc.	0.741	3/18/16	15,000,000	14,990,098

Viacom, Inc.	1.221	2/26/16	13,500,000	13,494,771

Whirlpool Corp.	0.801	3/30/16	10,000,000	9,990,986

Whirlpool Corp.	0.750	2/5/16	846,000	845,928

Wyndham Worldwide Corp.	1.050	2/4/16	10,000,000	9,998,940

Wyndham Worldwide Corp.	0.900	2/1/16	10,000,000	9,999,479

Xerox Corp.	0.871	2/29/16	10,000,000	9,995,686

Xerox Corp.	0.841	2/22/16	10,000,000	9,996,713

Total commercial paper (cost $399,965,866)				$400,002,461

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (5.5%)*	rate (%)	date	amount	Value

Agency collateralized mortgage obligations (0.5%)
Federal Home Loan Mortgage Corporation
Ser. 1619, Class PZ	6.500	11/15/23	$214,022	$234,815
Ser. 2345, Class PQ	6.500	8/15/16	17,847	18,178
Ser. 2430, Class UD	6.000	3/15/17	28,078	28,667
Ser. 3724, Class CM	5.500	6/15/37	302,010	339,392
Ser. 3316, Class CD	5.500	5/15/37	126,207	140,514
Ser. 2503, Class B	5.500	9/15/17	36,237	37,519
Ser. 3662, Class QA	5.000	3/15/38	46,172	46,327
Ser. 2888, Class CG	5.000	8/15/33	15,068	15,123
Ser. 3331, Class NV	5.000	6/15/29	160,543	162,551
Ser. 2561, Class BD	5.000	2/15/18	144,727	148,632

Short Duration Income Fund	25

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (5.5%)* cont.	rate (%)	date	amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 2541, Class JC	5.000	12/15/17	$58,863	$60,308
Ser. 2542, Class ES	5.000	12/15/17	11,951	12,248
Ser. 2519, Class AH	5.000	11/15/17	136,279	139,976
Ser. 2513, Class DB	5.000	10/15/17	15,595	15,944
Ser. 3539, Class PM	4.500	5/15/37	67,219	71,037
Ser. 2958, Class QD	4.500	4/15/20	29,849	30,767
Ser. 2854, Class DL	4.000	9/15/19	135,369	139,418
Ser. 2864, Class GB	4.000	9/15/19	100,154	103,740
Ser. 2783, Class AY	4.000	4/15/19	91,060	93,582
Ser. 3805, Class AK	3.500	4/15/24	67,967	69,467
Ser. 3683, Class JH	2.500	12/15/23	10,834	10,876
Ser. 3611, PO	0.000	7/15/34	92,217	86,376

Federal National Mortgage Association
Ser. 11-15, Class AB	9.750	8/25/19	151,529	163,976
Ser. 10-110, Class AE	9.750	11/25/18	114,445	123,671
Ser. 06-124, Class A	5.625	11/25/36	19,824	20,207
Ser. 05-48, Class AR	5.500	2/25/35	119,577	127,170
Ser. 08-8, Class PA	5.000	2/25/38	122,219	128,376
Ser. 09-15, Class MC	5.000	3/25/24	45,389	47,038
Ser. 02-73, Class OE	5.000	11/25/17	54,662	56,127
Ser. 02-65, Class HC	5.000	10/25/17	5,935	6,005
Ser. 09-100, Class PA	4.500	4/25/39	15,179	15,418
Ser. 04-8, Class GD	4.500	10/25/32	19,594	19,662
Ser. 04-26, Class PD	4.500	8/25/32	58,395	58,933
Ser. 11-60, Class PA	4.000	10/25/39	36,973	38,631
Ser. 11-4, Class JP	4.000	6/25/39	154,074	155,400
Ser. 11-36, Class PA	4.000	2/25/39	377,245	387,851
Ser. 03-43, Class YA	4.000	3/25/33	366,605	374,337
Ser. 10-109, Class JB	4.000	8/25/28	172,372	176,199
Ser. 11-89, Class VA	4.000	9/25/23	23,552	23,548
Ser. 04-27, Class HB	4.000	5/25/19	43,244	44,701
Ser. 03-128, Class NG	4.000	1/25/19	100,226	103,130
Ser. 11-20, Class PC	3.500	3/25/39	100,200	103,033
Ser. 10-155, Class A	3.500	9/25/25	36,023	36,894
Ser. 11-42, Class BJ	3.000	8/25/25	560,991	571,594
Ser. 10-49, Class KC	3.000	11/25/23	1,322	1,321
Ser. 10-43, Class KG	3.000	1/25/21	108,151	110,793
Ser. 11-23, Class AB	2.750	6/25/20	71,051	72,275
Ser. 10-81, Class AP	2.500	7/25/40	147,069	149,038
FRB Ser. 10-90, Class GF	0.927	8/25/40	2,627,563	2,646,744
FRB Ser. 06-74, Class FL	0.777	8/25/36	669,910	678,127
FRB Ser. 05-63, Class FC	0.677	10/25/31	1,162,985	1,161,849
Ser. 92-96, Class B, PO	0.000	5/25/22	25,026	24,657

26	Short Duration Income Fund

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (5.5%)* cont.	rate (%)	date	amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-39, Class PH	4.500	11/20/38	$238,887	$247,255
Ser. 11-7, Class CA	4.500	11/20/37	14,254	14,289
Ser. 09-109, Class NK	4.500	7/20/37	228,968	233,796
Ser. 09-94, Class MB F	4.500	4/20/37	161,593	161,912
Ser. 09-59, Class P	4.250	9/20/33	78,516	79,964
Ser. 09-32, Class AB	4.000	5/16/39	34,380	36,412
Ser. 10-32, Class CJ	4.000	1/20/38	215,089	219,877
Ser. 09-118, Class AW	3.000	5/20/37	401,830	405,451

				11,031,118
Commercial mortgage-backed securities (1.7%)
DBRR Trust 144A FRB Ser. 13-EZ3, Class A	1.636	12/18/49	5,510,673	5,510,673

GE Commercial Mortgage Corp. Trust
Ser. 07-C1, Class AAB	5.477	12/10/49	13,124	13,124

JPMorgan Chase Commercial Mortgage
Securities Trust
Ser. 06-LDP8, Class A4 F	5.399	5/15/45	10,488,076	10,543,564
Ser. 04-LN2, Class A2	5.115	7/15/41	206,093	206,260

ML-CFC Commercial Mortgage Trust FRB
Ser. 06-2, Class AM	6.082	6/12/46	10,895,000	10,983,467

Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class A31	5.439	2/12/44	363,613	363,613

Selkirk, Ltd. 144A Ser. 1, Class A (Cayman Islands)	1.329	2/20/41	3,479,290	3,353,165

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C28, Class A4FL	0.576	10/15/48	9,633,028	9,530,649

				40,504,515
Residential mortgage-backed securities
(non-agency) (3.3%)
BCAP, LLC Trust 144A
FRB Ser. 12-RR12, Class 4A1	2.890	4/26/36	3,417,674	3,468,939
FRB Ser. 15-RR6, Class 3A1	1.196	5/26/46	6,887,964	6,793,598
FRB Ser. 12-RR10, Class 5A5	0.687	4/26/36	5,417,533	5,309,182

Bear Stearns Asset Backed Securities I Trust
FRB Ser. 05-FR1, Class M1 F	0.927	6/25/35	4,858,474	4,803,087
FRB Ser. 05-EC1, Class M1	0.872	11/25/35	7,504,689	7,445,033

Bear Stearns Asset Backed Securities Trust
FRB Ser. 05-4, Class M1	0.922	1/25/36	954,482	954,152
FRB Ser. 05-SD3, Class 1A	0.917	7/25/35	3,818,174	3,746,864
FRB Ser. 05-SD2, Class 1A3	0.827	3/25/35	2,210,606	2,191,637

Citigroup Mortgage Loan Trust 144A
Ser. 13-11, Class 2A3	5.029	8/25/27	4,103,965	4,124,485
FRB Ser. 09-6, Class 12A1	2.737	7/25/36	504,303	505,563
FRB Ser. 09-5, Class 1A1	2.219	6/25/37	218,400	218,400

Citigroup Mortgage Loan Trust, Inc. 144A FRB
Ser. 12-11, Class 3A1	0.712	12/25/35	1,323,716	1,290,928

Countrywide Asset-Backed Certificates Trust
FRB Ser. 04-9, Class MV2 F	1.432	12/25/34	1,871,855	1,858,940
FRB Ser. 05-1, Class MV3	0.902	7/25/35	3,730,741	3,708,099

Short Duration Income Fund	27

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (5.5%)* cont.	rate (%)	date	amount	Value

Residential mortgage-backed securities
(non-agency) cont.
CSMC Trust 144A
FRB Ser. 14-5R, Class 6A1	0.572	10/27/36	$7,852,786	$7,649,556
FRB Ser. 15-4R, Class 4A1	0.562	4/27/37	9,452,765	8,962,166

JPMorgan Resecuritization Trust 144A FRB
Ser. 09-7, Class 1A1	2.727	8/27/37	2,276,627	2,286,686

Morgan Stanley Mortgage Loan Trust FRB
Ser. 05-6AR, Class 1A2	0.697	11/25/35	1,665,563	1,650,998

Opteum Mortgage Acceptance Corp. Asset Backed
Pass-Through Certificates FRB Ser. 05-1, Class M1	1.132	2/25/35	736,557	736,129

Opteum Mortgage Acceptance Corp. Trust FRB
Ser. 05-4, Class 1A1C	0.837	11/25/35	3,270,814	3,192,642

People’s Choice Home Loan Securities Trust FRB
Ser. 05-2, Class M2 F	1.067	5/25/35	5,086,086	5,073,370

Structured Asset Securities Corp. Mortgage Loan
Trust FRB Ser. 07-BC2, Class A3	0.557	3/25/37	2,245,804	2,236,686

				78,207,140

Total mortgage-backed securities (cost $130,404,154)				$129,742,773

		Maturity	Principal
CERTIFICATES OF DEPOSIT (3.9%)*	Yield (%)	date	amount	Value

Banco Bilbao Vizcaya/NY FRN	1.212	5/16/16	$23,750,000	$23,736,059

Bank of Montreal/Chicago, IL FRN (Canada)	0.664	8/12/16	5,000,000	4,998,935

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)/
New York, NY FRN (Japan)	1.002	7/15/16	7,000,000	6,998,838

Canadian Imperial Bank of Commerce/
New York, NY FRN	0.748	5/23/17	10,000,000	9,996,100

Canadian Imperial Bank of Commerce/
New York, NY FRN	0.686	6/2/17	10,000,000	9,977,450

Intesa Sanpaolo/NY FRN (Italy)	1.997	4/11/16	16,550,000	16,559,467

National Bank of Canada/New York, NY FRN	0.782	5/24/17	10,000,000	9,996,090

Svenska Handelsbanken/New York,
NY FRN (Sweden)	0.832	8/24/17	10,000,000	9,995,770

Total certificates of deposit (cost $92,309,301)				$92,258,709

	Interest	Maturity	Principal
ASSET-BACKED SECURITIES (2.4%)*	rate (%)	date	amount	Value

Countrywide Asset-Backed Certificates Trust FRB
Ser. 05-2, Class M3 F	1.147	8/25/35	$17,800,000	$17,711,728

Station Place Securitization Trust FRB
Ser. 14-3, Class A	1.056	8/10/16	20,000,000	20,000,000

Station Place Securitization Trust 144A FRB
Ser. 14-2, Class A	1.055	7/25/16	20,000,000	20,000,000

Total asset-backed securities (cost $57,687,875)				$57,711,728

28	Short Duration Income Fund

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (0.6%)*	Yield (%)	date	amount	Value

Jupiter Securitization Co., LLC 144A	0.442	7/25/16	$13,000,000	$12,998,765

Sheffield Receivables Co., LLC (United Kingdom)	0.550	2/5/16	1,000,000	999,920

Total asset-backed commercial paper (cost $13,999,939)				$13,998,685

U.S. GOVERNMENT AND AGENCY	Interest	Maturity	Principal
MORTGAGE OBLIGATIONS (0.1%)*	rate (%)	date	amount	Value

U.S. Government Guaranteed Mortgage
Obligations (—%)
Government National Mortgage Association
Pass-Through Certificates	4.500	1/15/19	$75,700	$78,441

Government National Mortgage Association
Pass-Through Certificates	4.500	5/15/18	62,429	64,092

				142,533
U.S. Government Agency Mortgage
Obligations (0.1%)
Federal Home Loan Mortgage Corporation	4.500	10/1/18	19,310	19,862

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.500	3/1/19	58,889	67,352

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.500	6/1/17	38,632	39,799

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	2/1/19	29,082	29,613

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	9/1/17	86,166	89,052

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	7/1/17	88,868	91,507

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	6/1/17	41,512	42,665

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.500	11/1/18	56,053	58,133

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.500	4/1/18	46,967	48,623

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	5/1/21	82,114	86,292

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	11/1/19	89,566	93,618

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	5/1/18	29,471	30,485

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	3/1/18	34,382	35,569

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	2/1/18	35,184	36,398

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	4.500	8/1/18	47,846	49,472

Federal National Mortgage Association
Pass-Through Certificates	6.500	12/1/19	59,810	61,856

Federal National Mortgage Association
Pass-Through Certificates	6.500	8/1/17	43,708	45,112

Federal National Mortgage Association
Pass-Through Certificates	6.000	5/1/23	58,242	62,380

Federal National Mortgage Association
Pass-Through Certificates	6.000	9/1/19	13,748	14,178

Short Duration Income Fund	29

U.S. GOVERNMENT AND AGENCY	Interest	Maturity	Principal
MORTGAGE OBLIGATIONS (0.1%)* cont.	rate (%)	date	amount	Value

U.S. Government Agency Mortgage
Obligations cont.
Federal National Mortgage Association
Pass-Through Certificates	6.000	9/1/18	$30,560	$31,993

Federal National Mortgage Association
Pass-Through Certificates	6.000	12/1/17	40,252	41,503

Federal National Mortgage Association
Pass-Through Certificates	5.500	11/1/23	88,343	92,782

Federal National Mortgage Association
Pass-Through Certificates	5.500	6/1/20	104,463	109,585

Federal National Mortgage Association
Pass-Through Certificates	5.500	11/1/18	74,593	77,220

Federal National Mortgage Association
Pass-Through Certificates	5.500	4/1/18	94,076	97,241

Federal National Mortgage Association
Pass-Through Certificates	5.000	11/1/19	89,329	93,609

				1,545,899

Total U.S. government and agency mortgage obligations (cost $1,731,668)				$1,688,432

TOTAL INVESTMENTS

Total investments (cost $2,302,912,445)				$2,297,569,283

Key to holding’s abbreviations

BKNT	Bank Note
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
PO	Principal Only

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2015 through January 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,358,036,209.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

30	Short Duration Income Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	67.0%	Sweden	1.6%

United Kingdom	7.4	Denmark	1.1

Canada	5.4	Italy	0.7

Australia	4.3	South Korea	0.7

France	3.9	Germany	0.6

Netherlands	3.0	Other	1.3

Japan	3.0	Total	100.0%

Short Duration Income Fund	31

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$13,998,685	$—

Asset-backed securities	—	17,711,728	40,000,000

Certificates of deposit	—	92,258,709	—

Commercial paper	—	400,002,461	—

Corporate bonds and notes	—	1,602,166,495	—

Mortgage-backed securities	—	120,780,607	8,962,166

U.S. government and agency mortgage obligations	—	1,688,432	—

Totals by level	$—	$2,248,607,117	$48,962,166

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	7/31/15	premiums	(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	1/31/16

Asset-backed
securities	$20,000,000	$—	$—	$—	$—	$—	$20,000,000	$—	$40,000,000

Mortgage-
backed
securities	$—	—	—	(17,959)	10,371,853	(1,391,728)	—	—	$8,962,166

Totals	$20,000,000	$—	$—	$(17,959)	$10,371,853	$(1,391,728)	$20,000,000	$—	$48,962,166

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $(17,959) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

32	Short Duration Income Fund

Statement of assets and liabilities 1/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,302,912,445)	$2,297,569,283

Cash	37,575

Interest and other receivables	5,919,234

Receivable for shares of the fund sold	58,936,264

Receivable for investments sold	3,279,687

Prepaid assets	161,167

Total assets	2,365,903,210

LIABILITIES

Payable for investments purchased	2,401,406

Payable for shares of the fund repurchased	4,630,798

Payable for compensation of Manager (Note 2)	107,803

Payable for custodian fees (Note 2)	20,513

Payable for investor servicing fees (Note 2)	211,977

Payable for Trustee compensation and expenses (Note 2)	78,102

Payable for administrative services (Note 2)	19,853

Payable for distribution fees (Note 2)	127,562

Distributions payable to shareholders	143,726

Other accrued expenses	125,261

Total liabilities	7,867,001

Net assets	$2,358,036,209

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,363,660,135

Undistributed net investment income (Note 1)	160,587

Accumulated net realized loss on investments (Note 1)	(441,351)

Net unrealized depreciation of investments	(5,343,162)

Total — Representing net assets applicable to capital shares outstanding	$2,358,036,209

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($1,441,124,644 divided by 143,899,186 shares)	$10.01

Net asset value and offering price per class B share ($1,692,368 divided by 169,230 shares)*	$10.00

Net asset value and offering price per class C share ($17,561,863 divided by 1,756,069 shares)*	$10.00

Net asset value, offering price and redemption price per class M share
($8,579,390 divided by 857,448 shares)	$10.01

Net asset value, offering price and redemption price per class R share
($1,077,258 divided by 107,684 shares)	$10.00

Net asset value, offering price and redemption price per class R6 share
($2,283,397 divided by 227,715 shares)	$10.03

Net asset value, offering price and redemption price per class Y share
($885,717,289 divided by 88,354,022 shares)	$10.02

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund	33

Statement of operations Six months ended 1/31/16 (Unaudited)

INVESTMENT INCOME

Interest	$10,073,249

Total investment income	10,073,249

EXPENSES

Compensation of Manager (Note 2)	3,695,424

Investor servicing fees (Note 2)	637,427

Custodian fees (Note 2)	24,157

Trustee compensation and expenses (Note 2)	72,907

Distribution fees (Note 2)	736,535

Administrative services (Note 2)	33,080

Other	339,324

Fees waived and reimbursed by Manager (Note 2)	(1,549,050)

Total expenses	3,989,804

Expense reduction (Note 2)	(9,953)

Net expenses	3,979,851

Net investment income	6,093,398

Net realized loss on investments (Notes 1 and 3)	(435,470)

Net increase from payments by affiliates (Note 2)	1,395

Net unrealized depreciation of investments during the period	(3,070,337)

Net loss on investments	(3,504,412)

Net increase in net assets resulting from operations	$2,588,986

The accompanying notes are an integral part of these financial statements.

34	Short Duration Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/16*	Year ended 7/31/15

Operations:
Net investment income	$6,093,398	$9,473,205

Net realized gain (loss) on investments	(434,075)	1,178,489

Net unrealized depreciation of investments	(3,070,337)	(5,271,013)

Net increase in net assets resulting from operations	2,588,986	5,380,681

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,541,837)	(6,302,978)

Class B	(952)	(280)

Class C	(8,405)	(3,306)

Class M	(17,953)	(17,050)

Class R	(694)	(831)

Class R5	(18)	(53)

Class R6	(4,360)	(4,378)

Class Y	(2,322,728)	(3,318,330)

Net realized short-term gain on investments

Class A	—	(855,530)

Class B	—	(518)

Class C	—	(6,050)

Class M	—	(3,242)

Class R	—	(1,521)

Class R5	—	(6)

Class R6	—	(427)

Class Y	—	(410,283)

From net realized long-term gain on investments
Class A	(226,929)	(285,177)

Class B	(275)	(172)

Class C	(2,300)	(2,017)

Class M	(1,410)	(1,081)

Class R	(193)	(507)

Class R5	—	(2)

Class R6	(210)	(142)

Class Y	(138,434)	(136,761)

Increase from capital share transactions (Note 4)	265,402,804	9,354,630

Total increase in net assets	261,725,092	3,384,669

NET ASSETS

Beginning of period	2,096,311,117	2,092,926,448

End of period (including undistributed net investment
income of $160,587 and distributions in excess of net
investment income of $35,864, respectively)	$2,358,036,209	$2,096,311,117

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	tions	of period	value (%)[b]	(in thousands)	(%)[c,d]	(%)[d]	(%)

Class A
January 31, 2016**	$10.03	.03	(.02)	.01	(.03)	—[e]	(.03)	$10.01	.07*	$1,441,125	.20*	.27*	24*
July 31, 2015	10.06	.04	(.02)	.02	(.04)	(.01)	(.05)	10.03	.20	1,411,923.40		.41	46
July 31, 2014	10.03	.05	.03	.08	(.05)	—[e]	(.05)	10.06	.81	1,603,517.40		.47	45
July 31, 2013	10.02	.05	.02	.07	(.06)	—[e]	(.06)	10.03	.69	1,005,695.40		.53	24
July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.53*	178,371	.32*	.37*	2*

Class B
January 31, 2016**	$10.02	.01	(.02)	(.01)	(.01)	—[e]	(.01)	$10.00	(.12)*	$1,692	.40*[f]	.08*[f]	24*
July 31, 2015	10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	10.02	(.18)	1,091	.79[f]	.02[f]	46
July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	583	.79[f]	.09[f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	326.80		.14	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	386	.63*	.05*	2*

Class C
January 31, 2016**	$10.02	.01	(.02)	(.01)	(.01)	—[e]	(.01)	$10.00	(.12)*	$17,562	.40*[f]	.08*[f]	24*
July 31, 2015	10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	10.02	(.18)	9,622	.79[f]	.02[f]	46
July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	8,586	.79[f]	.09[f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	6,292.80		.13	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	2,054	.63*	.07*	2*

Class M
January 31, 2016**	$10.02	.02	(.01)	.01	(.02)	—[e]	(.02)	$10.01	.15*	$8,579	.23*	.24*	24*
July 31, 2015	10.05	.04	(.02)	.02	(.04)	(.01)	(.05)	10.02	.15	6,913.45		.36	46
July 31, 2014	10.02	.04	.03	.07	(.04)	—[e]	(.04)	10.05	.76	777.45		.43	45
July 31, 2013	10.02	.05	—[e]	.05	(.05)	—[e]	(.05)	10.02	.54	1,267.45		.49	24
July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.49*	212	.36*	.32*	2*

Class R
January 31, 2016**	$10.02	.01	(.02)	(.01)	(.01)	—[e]	(.01)	$10.00	(.12)*	$1,077	.39*[f]	.07*[f]	24*
July 31, 2015	10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	10.02	(.18)	2,131	.79[f]	.03[f]	46
July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	1,407	.79[f]	.10[f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	1,172.80		.10	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	100	.63*	.02*	2*

Class R5
January 31, 2016**#	$10.04	.02	(.01)	.01	(.02)	—[e]	(.02)	$10.03	.08*	$10	.10*	.19*	24*
July 31, 2015	10.07	.05	(.02)	.03	(.05)	(.01)	(.06)	10.04	.30	10.30		.52	46
July 31, 2014	10.04	.06	.03	.09	(.06)	—[e]	(.06)	10.07	.91	10.30		.59	45
July 31, 2013	10.03	.06	.02	.08	(.07)	—[e]	(.07)	10.04	.79	10.30		.65	24
July 31, 2012††	10.02	.01	—[e]	.01	—[e]	—	—[e]	10.03	.13*	10	.02*	.05*	2*

Class R6
January 31, 2016**	$10.04	.03	(.01)	.02	(.03)	—[e]	(.03)	$10.03	.23*	$2,283	.15*	.33*	24*
July 31, 2015	10.07	.05	(.02)	.03	(.05)	(.01)	(.06)	10.04	.30	1,303.30		.50	46
July 31, 2014	10.04	.06	.03	.09	(.06)	—[e]	(.06)	10.07	.91	831.30		.56	45
July 31, 2013	10.03	.06	.02	.08	(.07)	—[e]	(.07)	10.04	.79	229.30		.61	24
July 31, 2012††	10.02	.01	—[e]	.01	—[e]	—	—[e]	10.03	.13*	10	.02*	.05*	2*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	Short Duration Income Fund	Short Duration Income Fund	37

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	tions	of period	value (%)[b]	(in thousands)	(%)[c,d]	(%)[d]	(%)

Class Y
January 31, 2016**	$10.04	.03	(.02)	.01	(.03)	—[e]	(.03)	$10.02	.12*	$885,717	.15*	.32*	24*
July 31, 2015	10.07	.05	(.02)	.03	(.05)	(.01)	(.06)	10.04	.30	663,319.30		.51	46
July 31, 2014	10.04	.06	.03	.09	(.06)	—[e]	(.06)	10.07	.91	477,216.30		.56	45
July 31, 2013	10.03	.06	.02	.08	(.07)	—[e]	(.07)	10.04	.79	136,165.30		.61	24
July 31, 2012†	10.00	.04	.03	.07	(.04)	—	(.04)	10.03	.67*	11,405	.24*	.47*	2*

* Not annualized.

** Unaudited.

† For the period October 17, 2011 (commencement of operations) to July 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

# Effective November 27, 2015, the fund has liquidated its class R5 shares.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	1/31/16	7/31/15	7/31/14	7/31/13	7/31/12

Class A	0.07%	0.12%	0.12%	0.14%	0.47%

Class B	0.07	0.12	0.12	0.14	0.47

Class C	0.07	0.12	0.12	0.14	0.47

Class M	0.07	0.12	0.12	0.14	0.47

Class R	0.07	0.12	0.12	0.14	0.47

Class R5	0.06	0.20	0.21	0.24	0.04

Class R6	0.07	0.13	0.14	0.17	0.04

Class Y	0.07	0.12	0.12	0.14	0.47

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	1/31/16	7/31/15	7/31/14

Class B	—%‡	0.01%	0.01%

Class C	—‡	0.01	0.01

Class R	0.01	0.01	0.01

‡ Amount represents less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

38	Short Duration Income Fund	Short Duration Income Fund	39

Notes to financial statements 1/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2015 through January 31, 2016.

Putnam Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or only by the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and money market instruments. The fund may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B (only in exchange for class B shares of another Putnam fund), class C, class M, class R, class R6 and class Y shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R, class R6 and class Y shares also are generally not subject to a contingent deferred sales charge. Prior to November 1, 2015, class M shares were able to pay a contingent deferred sales charge. Class B shares, which are only available through exchange of class B shares of another Putnam fund, convert to class A shares after approximately eight years after the original purchase date and are subject to a contingent deferred sales charge on certain redemptions. Class C shares obtained in an exchange for class C shares of another Putnam fund, have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class R6 and class Y shares are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class R6 and class Y shares are not available to all investors. Effective November 27, 2015, the fund has liquidated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect

40	Short Duration Income Fund

to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Short Duration Income Fund	41

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $2,302,912,445, resulting in gross unrealized appreciation and depreciation of $437,267 and $5,780,429, respectively, or net unrealized depreciation of $5,343,162.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,

0.450%	of the next $5 billion,	0.280%	of the next $50 billion,

0.400%	of the next $10 billion,	0.270%	of the next $100 billion and

0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

Effective December 1, 2015, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2016, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.24% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $548,402 as a result of this limit.

42	Short Duration Income Fund

Prior to December 1, 2015, Putnam Management had contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2016, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.30% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $999,927 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $721 as a result of this limit. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived

Class B	$62

Class C	538

Class R	121

Total	$721

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $1,395 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$408,517	Class R5	$4

Class B	407	Class R6	343

Class C	3,469	Class Y	222,079

Class M	2,233	Total	$637,427

Class R	375

Short Duration Income Fund	43

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $9,953 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,450, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 0.75%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.10%, 0.50%, 0.50%, 0.15% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$694,701	Class M	5,696

Class B	3,458	Class R	3,189

Class C	29,491	Total	$736,535

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,201 and $105, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class  A shares and up to 0.15% (no longer applicable effective November 1, 2015) for class M shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3,788 and no monies, respectively, in contingent deferred sales charges from redemptions of class A and class M shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$384,987,023	$412,654,040

U.S. government securities (Long-term)	—	—

Total	$384,987,023	$412,654,040

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

44	Short Duration Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/16		Year ended 7/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	124,936,717	$1,252,285,211	196,599,755	$1,974,724,959

Shares issued in connection with
reinvestment of distributions	362,187	3,628,794	726,749	7,299,126

	125,298,904	1,255,914,005	197,326,504	1,982,024,085

Shares repurchased	(122,149,441)	(1,224,330,407)	(215,983,540)	(2,169,598,526)

Net increase (decrease)	3,149,463	$31,583,598	(18,657,036)	$(187,574,441)

	Six months ended 1/31/16		Year ended 7/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	91,739	$918,329	83,198	$834,588

Shares issued in connection with
reinvestment of distributions	112	1,118	97	968

	91,851	919,447	83,295	835,556

Shares repurchased	(31,544)	(315,725)	(32,393)	(324,833)

Net increase	60,307	$603,722	50,902	$510,723

	Six months ended 1/31/16		Year ended 7/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	1,154,441	$11,552,454	860,743	$8,639,734

Shares issued in connection with
reinvestment of distributions	1,032	10,318	1,120	11,223

	1,155,473	11,562,772	861,863	8,650,957

Shares repurchased	(359,759)	(3,601,726)	(756,116)	(7,587,939)

Net increase	795,714	$7,961,046	105,747	$1,063,018

	Six months ended 1/31/16		Year ended 7/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	300,312	$3,007,615	868,917	$8,721,091

Shares issued in connection with
reinvestment of distributions	1,898	19,005	2,093	20,990

	302,210	3,026,620	871,010	8,742,081

Shares repurchased	(134,487)	(1,346,642)	(258,551)	(2,594,672)

Net increase	167,723	$1,679,978	612,459	$6,147,409

	Six months ended 1/31/16		Year ended 7/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	43,923	$439,749	195,691	$1,965,217

Shares issued in connection with
reinvestment of distributions	86	862	285	2,857

	44,009	440,611	195,976	1,968,074

Shares repurchased	(149,024)	(1,493,217)	(123,311)	(1,236,941)

Net increase (decrease)	(105,015)	$(1,052,606)	72,665	$731,133

Short Duration Income Fund	45

	Period ended 1/31/16*		Year ended 7/31/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	1	13	6	61

	1	13	6	61

Shares repurchased	(1,019)	(10,212)	—	—

Net increase (decrease)	(1,018)	$(10,199)	6	$61

	Six months ended 1/31/16		Year ended 7/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	136,265	$1,366,857	100,918	$1,014,616

Shares issued in connection with
reinvestment of distributions	446	4,471	492	4,947

	136,711	1,371,328	101,410	1,019,563

Shares repurchased	(38,709)	(388,515)	(54,192)	(545,052)

Net increase	98,002	$982,813	47,218	$474,511

	Six months ended 1/31/16		Year ended 7/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	75,605,853	$758,548,217	103,280,755	$1,038,805,429

Shares issued in connection with
reinvestment of distributions	221,319	2,219,628	346,691	3,484,978

	75,827,172	760,767,845	103,627,446	1,042,290,407

Shares repurchased	(53,535,010)	(537,113,393)	(84,956,170)	(854,288,191)

Net increase	22,292,162	$223,654,452	18,671,276	$188,002,216

*Effective November 27, 2015, the fund liquidated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R6	1,021	0.4%	$10,241

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

46	Short Duration Income Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Short Duration Income Fund	47

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds†:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

48	Short Duration Income Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Short Duration Income Fund	49

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

50	Short Duration Income Fund

This report is for the information of shareholders of Putnam Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Short Duration Income Fund	51

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52	Short Duration Income Fund

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
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BROCKTON, MA
PERMIT NO. 600

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Item 2. Code of Ethics:

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Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 25, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 25, 2016